Exhibit 10.8

GN RESOUND SALES AGREEMENT

This GN ReSound Sales Agreement (this "Agreement") dated April 2, 2013 (the "Effective Date"), by and between GN Hearing Care Corporation, a California corporation, doing business as GN ReSound ("GN ReSound"), and Intela-Hear, LLC ("Company"), with respect to the following:

A. GN ReSound manufactures and distributes a number of different models of hearing instruments, including private label hearing aids, which are set forth on the current product and price list (the "Price List") attached hereto as Exhibit A (the "GN ReSound Products").

B. Company is in the business of distributing and/or selling private label hearing instruments.

C. On or about the Effective Date, GN ReSound and Moore Family Hearing Company, Inc., a Delaware corporation ("MFHC"), are entering into a GN ReSound Sales Agreement (the "MFHC Agreement").

D. The parties desire to enter into this Agreement pursuant to which Company may purchase hearing instruments from GN ReSound for resale.

Therefore, the parties agree as follows:

1. COMPANY ORDERS.

1.1 Ordering. During the term of this Agreement, GN ReSound will sell and Company will buy, those GN ReSound Products that Company orders from time to time and which GN ReSound accepts. Orders will be on forms provided by GN ReSound and orders for custom products will include patient impressions.

1.2 Price List. The list price for GN ReSound Products is set forth on the Price List attached hereto as Exhibit A. Also set forth on the Price list is the discount to which Company is entitled. Company shall pay the discounted price for each GN ReSound Product as set forth on the Price List. GN ReSound can modify the Price List for any reason, in its sole discretion, upon prior notice in writing, including changing the prices, adding new GN ReSound Products and removing discontinued GN ReSound Products; provided that (i) GN shall not during the initial term of this Agreement modify the discounts set forth in Exhibit A and (ii) GN will not charge prices higher than it provides generally for similar customers.

1.3. Limitations on Sale. Subject to Exhibit C of this Agreement or unless Company receives the prior written approval of GN ReSound, Company may only resell GN ReSound Products that it purchases hereunder to its retail customers (i.e., the end user of the particular GN ReSound Product). Violation of the provisions of this Section 1.3 shall be considered a material breach of this Agreement.

1.4 Terms and Conditions. The terms and conditions of the GN ReSound Policies, attached to this Agreement as Exhibit B (the "GN ReSound Policies") are incorporated into this Agreement by this reference. If there is a conflict between the provisions of the GN ReSound Policies and the provisions of this Agreement, the provisions of this Agreement shall govern. Notwithstanding the GN ReSound Policies, Company's payment terms shall be net 60 days.

2. LIMITED WARRANTY.

2.1 Limited Warranty. GN ReSound grants a comprehensive warranty for each GN ReSound Product as set forth under the section "Comprehensive Warranty" in the applicable Operating Instructions Booklet for each GN ReSound Product. All of the terms and conditions of such Comprehensive Warranty are incorporated herein by reference, including, but not limited to, any disclaimer of implied warranties and any provisions relating to remedies. GN ReSound may modify the Comprehensive Warranty upon at least sixty (60) days prior notice in writing. GN RESOUND MAKES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER, OTHER THAN THOSE SET FORTH IN THE APPLICABLE OPERATING INSTRUCTIONS BOOKLET FOR EACH GN RESOUND PRODUCT. If there is a conflict between the warranty terms contained in the GN Resound Policies that are attached as Exhibit B and the warranty terms contained in the Operating Instructions Booklet, the warranty provisions contained in the Operating Instructions Booklet shall govern.

3. TERM OF AGREEMENT AND TERMINATION.

3.1 Term. The initial term of this Agreement shall commence on the Effective Date and continue until March 31, 2023, and shall thereafter, unless terminated in accordance with Section 3.2 below, automatically renew for successive periods of three years each unless either party notifies the other party in writing of its intent not to renew this Agreement at least sixty (60) days before the end of the initial term or any subsequent renewal term. For the purposes of this Agreement, "term" shall include the initial term and any additional renewal periods.

3.2 Termination. Either party can terminate this Agreement by giving the other party written notice (i) if the other party breaches a material provision of this Agreement and does not cure that breach within fifteen (15) days after receiving the written notice (such written notice shall specify in reasonable detail the alleged breach), (ii) if the other party is insolvent or fails generally to pay its debts and obligations as they become due; or by mutual agreement of the parties.

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4. **MISCELLANEOUS.**

4.1 Governing Law. This Agreement is governed by the laws of the State of California, without regard to or application of its conflict of law provisions.

4.2 Amendments and Assignment. Amendments to this Agreement are effective only if in writing and signed by the parties. Company may not assign any rights under this Agreement without GN ReSound's prior consent in writing, which consent may be withheld for any reason. Any assignment of this Agreement by Company or Change of Control of Company without GN ReSound's prior written consent shall constitute a material breach of this Agreement. For purposes of this Agreement, "Change of Control" means (a) such time as Mark Moore, and/or Kim Moore, and/or Matt Moore cease, by virtue of the consummation of any purchase, merger or other combination, to hold a majority of the issued and outstanding securities of Company, (b) such time as Mark and Kimberly Moore cease, by virtue of the consummation of any purchase, merger or other combination, to hold a majority of the issued and outstanding securities of Company, or (c) a sale or transfer by the Company, directly or indirectly, of substantially all of its assets. The rights and liabilities of the parties under this Agreement bind and inure to the benefit of the parties and their respective successors and permitted assigns.

4.3 Severability. If a court finds any part of this Agreement to be unenforceable, that part will be enforced to the extent permissible so as to carry out the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

4.4 Notices. All notices under this Agreement will be in writing and delivered by courier or overnight delivery service, or by certified mail, sent to the addresses set forth below the signatures of the parties or to such other address of which a party has given the other party notice, and will be deemed delivered upon receipt, or three (3) days after it is sent, whichever occurs first.

4.5 Relationship of Parties. The parties to this Agreement are independent contractors, and nothing in this Agreement is intended to create any relationship of partnership, joint venture, employment, franchise, or agency between the parties.

4.6 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but which together will constitute one instrument.

4.7 Entire Agreement. This Agreement, including all exhibits and the Comprehensive Warranty provisions of the Operating Instructions Booklets for each of GN ReSound Products, constitutes the entire agreement between the parties, and supersedes and replaces all prior and contemporaneous agreements, understandings and communications between the parties relating to the subject matter hereof, whether oral or written, including, without limitation, the Existing Agreements. Notwithstanding the foregoing, all amounts outstanding under the Existing Agreements as of the Effective Date shall remain outstanding and collectable and all rights and obligations of the parties relating to period prior to the Effective Date shall remain outstanding and enforceable.

4.8 Force Majeure. Neither party shall be subject to any liability for delay or failure to perform hereunder, in whole or in part, by reason of contingencies beyond its reasonable control; provided, however, that such party shall, as promptly as reasonably possible under the circumstances, give written or verbal notice to the other party whenever such a contingency appears likely to occur or has occurred and shall use all reasonable efforts to overcome the effects of the contingency as promptly as possible.

4.9 Currency. All prices and payments will be in United States dollars.

ADDITIONAL TERMS AND CONDITIONS.

5.1 Additional Terms and Conditions. Additional terms and conditions have been mutually agreed and attached hereto as Exhibit C which is, for all purposes, incorporated herein by reference. If there is a conflict between the provisions of the body of this Agreement and the provisions of Exhibit C, the provisions of Exhibit C shall govern.

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The parties have executed this Agreement as of Effective Date.

GN RESOUND:

GN HEARING CARE CORPORATION, a California corporation, doing business as GN ReSound

By: ______________________

Name: Richard Swanson

Title: COO and Vice President

Address: 8001 Bloomington Freeway
Bloomington, Minnesota 55420-1036
Attention: General Counsel

COMPANY:

INTELA-HEAR, LLC

By: ______________________

Name: Matthew Moore

Title: President

Address: 2281 Lava Ridge Court
Suite 130
Roseville, California 95661

CHI1 1970227

The parties have executed this Agreement as of Effective Date.

GN RESOUND:

GN HEARING CARE CORPORATION, a California corporation, doing business as GN ReSound

By: ______________________________

Name: Richard Swanson

Title: COO and Vice President

Address: 8001 Bloomington Freeway
Bloomington, Minnesota 55420-1036
Attention: General Counsel

COMPANY:

INTELA-HEAR, LLC

By: *Matthew Moore* (signature)

Name: Matthew Moore

Title: President

Address: 2281 Lava Ridge Court
Suite 130
Roseville, California 95661

CHI1 1970227

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Product and Price list

See attached for pricing. [****]

Discounts. Company shall receive a discount of [****] the GN ReSound [****] for products other than [****] and Entry Level Products, shall receive a discount [****] for Entry Level Products. For purposes of this Agreement, [****]. For purposes of this Agreement, “Entry Level Products” means hearing products determined by GN ReSound in its reasonable discretion to be entry level products equivalent to the [****] unit (as determined by GN ReSound in its reasonable discretion).

Exhibit B
GN ReSound Policies

See attached.

CHI1 1958846

B-1

SERVICES, WARRANTIES, ACCESSORIES AND PARTS

Effective January 1, 2013

ReSound

rediscover hearing

CONTENTS

The following pages contain our latest services, warranties, accessories and parts information, and a list of the primary parts and accessories you need to fit ReSound hearing instruments. At the back of the catalog we've also included product color and earmold style guides for referencing when placing orders.

SERVICES AND WARRANTIES

page 1 . . . CUSTOMER CARE AND ORDERING
TECHNICAL SUPPORT
STANDARD WARRANTIES
EXTENDED COVERAGE
2 . . . LOSS & DAMAGE COVERAGE
WARRANTY REPAIR
OUT-OF-WARRANTY REPAIR
REMAKE
3 . . . WARRANTY REGISTRATION
EXPEDITED SERVICE
SHIPPING AND HANDLING
PERFORMANCE PLEDGE

TERMS

page 3 . . . PAYMENT
CREDIT
RETURN FOR CREDIT

ACCESSORIES, PARTS AND SUPPLIES

page 4 . . . START-UP SUPPLIES
PROGRAMMING SUPPLIES
5 . . . RESOUND BATTERIES
WIRELESS CONNECTIVITY
6 . . . TUBING AND RECEIVERS
8 . . . DOMES
EARHOOKS AND FILTERS
9 . . . BTE BATTERY DOORS
10 . . . DIRECT AUDIO INPUT
11 . . . BTE PUSH BUTTONS/TOGGLES
13 . . . BTE MICROPHONE COVERS
14 . . . OTHER BTE COVERS
15 . . . BTE REPLACEMENT HOUSING
16 . . . MISCELLANEOUS BTE
17 . . . WAX FILTERS
VENTING
TRUFIT™
18 . . . CUSTOM BATTERY DOORS
MISCELLANEOUS CUSTOM
19 . . . PATIENT SUPPLIES
PATIENT USER GUIDES

REFERENCE GUIDES

page 20 . . . RESOUND PRODUCT COLORS
21 . . . RESOUND EARMOLD STYLES AND COLORS

INTERNET POLICIES AND STATEMENTS

SUMMARY *(back page)*

CLICK ON ANY ITEM IN THE CONTENTS LIST TO GO DIRECTLY TO ITS PAGE

All prices and policies are subject to change without notice.

SERVICES AND WARRANTIES

CUSTOMER CARE AND ORDERING

ReSound representatives are at your service with live support from 7:00 a.m. to 7:00 p.m. Central Time, Monday through Friday (1-800-248-4327). For overnight shipment, please place your order before 5:30 p.m. Central Time.

TECHNICAL SUPPORT

Our Technical Support team is available to help you get the most out of ReSound products, fitting software (Aventa® and NOAH®*) and to advise on patient fittings. Call us at 1-800-248-4327 during the hours given above. Additional information is also available by visiting our website at gnresound.com/professionals.

**NOAH is a registered trademark of HIMSA A/S*

STANDARD WARRANTIES

ReSound provides three years of repair warranty, three years of loss and damage coverage and one year of custom remake coverage for all ReSound Verso™ 9, ReSound Alera® 9 and ReSound Live® TS 9 *(custom only)* hearing instruments.

ReSound provides two years of repair warranty, two years of loss and damage coverage and one year of custom remake coverage for all ReSound Verso™ 7 and ReSound Alera® 7 hearing instruments.

ReSound provides one year of repair warranty, one year of loss and damage coverage and one year of custom remake coverage for all ReSound Vea® 3 and 2, ReSound Alera® 5, ReSound Live® 5, dot^2 by ReSound® 10, ReSound Essence® and ReSound Sparx® hearing instruments.

ReSound provides one year of repair warranty for all ReSound Unite® accessories.

ReSound provides six months of repair warranty and six months of custom remake coverage for all ReSound earmolds and micro-molds, including ReSound encased earmolds. Note that the encased earmold receiver carries the same warranty as its related hearing instrument. (Verification of serial numbers is required to establish warranty status).

All product warranties are in effect from the date of the delivery to the patient. Tubing, batteries and accessories (except for ReSound Unite®) are not covered under our warranties. For warranty work, all products must be returned to an authorized ReSound North America manufacturing facility. Proof of purchase may be required.

EXTENDED COVERAGE

Additional repair warranty and loss and damage coverage for all ReSound hearing instruments—up to a total of five years from the date of the original invoice—may be purchased anytime a warranty is currently in effect. Note that loss and damage coverage is still limited to only one claim. Extensions for remake warranties are not available. Extended coverage fees are as follows:

- An additional one year of extended coverage: $110
- An additional two years of extended coverage: $190

Extended coverage can be obtained at a reduced cost when arrangements are made to automatically include the additional coverage on all future orders of the same product. Contact Customer Care to make arrangements.

ReSound SERVICES, WARRANTIES AND TERMS

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LOSS & DAMAGE COVERAGE

Under ReSound's loss and damage policy, any hearing instrument or ReSound Unite® accessory that is stolen, lost or catastrophically damaged can be replaced while the product is under warranty. Note that for hearing instruments, the replacement must be for the same patient and the same ear, and it must include the same options package as the original hearing instrument. The following fees apply:

- ReSound hearing instrument per-unit deductible: $195
- ReSound Unite accessory per-unit deductible: $85

A hearing instrument or ReSound Unite® accessory may be replaced only once under this program, and may not be returned for credit. The effective date of the product warranty on the replacement unit is the same as that of the original unit. Ownership of the stolen, lost or damaged unit reverts to ReSound. Should a claim need to be filed, a completed Loss & Damage Claim form is required.

WARRANTY REPAIR

Should repair of a ReSound product be necessary, we will make every effort to provide this service in a timely and efficient manner. To facilitate this service, please return the product with a completed Repair/Remake Service form to ReSound in appropriate packaging. A product repaired under warranty maintains the original purchase warranty effective date.

OUT-OF-WARRANTY REPAIR

ReSound hearing instruments and accessories that are no longer covered under the original purchase warranty may be repaired "out of warranty."

To repair an out-of-warranty device less than 60 months old, the charge per hearing instrument repaired is $150, which includes a 12-month warranty; the charge per accessory repaired is $85, which includes a 6-month warranty; Repair warranties are in effect from the date of the repair invoice.

Any discontinued ReSound hearing instrument less than 60 months old which cannot be repaired due to parts unavailability, or cannot be replaced with the same model, will be replaced with a new or refurbished like-technology instrument at the discretion of ReSound according to the fees stated above.

Hearing instruments 60 months or older will be repaired based upon parts availability and at ReSound's discretion. ReSound cannot guarantee that repairs will be made on hearing instruments beyond five years of being discontinued from our product line. For hearing instruments 60 months or older that are repaired or replaced, the charge per instrument repaired or replaced is $250, which includes a 6-month warranty. For hearing instruments 60 months or older that are discontinued and require amplifier replacement, the charge per amplifier replacement is $350, which includes a 6-month warranty. Repair warranties are in effect from the date of the repair invoice.

To repair an out-of-warranty encased earmold receiver, the charge is $55, which includes a 6-month warranty. Warranty status of this item will be determined by the warranty status of the related hearing instrument. Verification of serial numbers is required.

REMAKE

During the initial 12-month remake warranty period, ReSound will remake custom shells (and place the original faceplate and components into the new shell) as often as necessary at no charge. A remake performed under warranty maintains the original purchase warranty effective date.

To remake a hearing instrument less than 60 months old, for which the remake warranty has expired, the charge is $150 per instrument. This remake is accompanied by a 12-month warranty, which is in effect from the date of the remake invoice.

ReSound SERVICES, WARRANTIES AND TERMS GO TO CONTENTS LIST 1-800-248-4327 2

REMAKE … continued

To remake any out-of-warranty hearing instrument 60 months or older, the charge is $350 per instrument. This remake is accompanied by a 6-month warranty, which is in effect from the date of the remake invoice.

WARRANTY REGISTRATION

For a period of up to one year from the date of original shipment, ReSound will adjust the start date of the warranty coverage to reflect the actual patient fit date as certified by the hearing healthcare professional.

EXPEDITED SERVICE

Expedited service on new custom instrument orders is available for $60 per order. ReSound expedited repair service is available for $45 per order.

SHIPPING AND HANDLING

ReSound uses FedEx to ship orders. For hearing instruments and ReSound Unite accessories, the charge per order is $18.95 for Standard Overnight (default), $24.95 for Priority Overnight, $15.95 for Second Day and $12.95 for Ground. The charge for shipping parts and supplies not with an order is $9.95 for Standard Overnight (default) and $6.95 for Ground—no charge when shipped with an order. The charge for shipping batteries is $12.95 for Ground (default). No charge for earmolds or micro-molds when shipped separately. Some orders may require additional charges.

PERFORMANCE PLEDGE

If a ReSound hearing instrument is sent in for repair three times within the first two years of life, ReSound will enact the Performance Pledge warranty. The hearing healthcare professional will be given the option of receiving either a BTE replacement instrument or new internal components for a custom hearing instrument. The shell and serial number will remain the same for custom hearing instruments. Please note that remakes are not counted as repairs.

TERMS

PAYMENT

Each ReSound order is invoiced separately. Payments for invoiced orders are due in full on the 25th of the following month from the invoice date. Past due charges are subject to a monthly service charge of 1.5%. Orders may be put on hold for accounts that are not current. An account must be in good standing to receive discount privileges or be eligible for promotional activities.

Accounts will receive monthly statements summarizing open items on the account. VISA, MasterCard, American Express and Discover are accepted.

CREDIT

A completed, signed credit application must be submitted and approved by ReSound before any hearing instrument orders are shipped. Upon approval, a line of credit will be established. When purchases posted to your account have exceeded the assigned credit limit or are significantly past due, all products will be shipped C.O.D. ($15.00 fee applies) or cash in advance until the balance is reduced below the credit limit, the credit line is extended, or the account is brought to a current status.

RETURN FOR CREDIT

All ReSound instruments and ReSound Unite® accessories in good working condition may be returned for full credit (less shipping) within 90 days of the date of the original invoice. (Please note that payment in full, inclusive of shipping fees, is due 30 days from the date of the original invoice.)

Certain promotional activities may restrict the right of return. In such instances, an "exchange only" policy may be provided as stipulated on the invoice. "Exchange only" items remain subject to terms, conditions, and due dates from the original invoice. All returns for credit must be accompanied by a Return for Credit Form to ensure proper and prompt processing. Damaged units or units returned beyond 90 days may be subject to additional charges.

ReSound SERVICES, WARRANTIES AND TERMS GO TO CONTENTS LIST **1-800-248-4327** 3

ACCESSORIES, PARTS AND SUPPLIES

This section contains a list of the primary accessories, parts and supplies you need to fit ReSound hearing instruments. Many of these parts are offered at no charge, and others are listed at modest cost. Additional parts are available through your ReSound Customer Care representative.

START-UP SUPPLIES

ITEM	QTY	PART NUMBER	YOUR PRICE
Order forms—custom models			
ReSound Verso, Wireless and Non-Wireless Traditional	25/pkg	MK603555	*No charge*
ReSound Verso, Remote Microphone	25/pkg	MK603556	*No charge*
ReSound Vea, Traditional	25/pkg	MK603462	*No charge*
ReSound Alera, Wireless and Non-Wireless Traditional	25/pkg	MK603461	*No charge*
ReSound Alera, Remote Microphone	25/pkg	MK603319	*No charge*
ReSound Alera TS (Tinnitus Solution), Remote Microphone	25/pkg	MK603385	*No charge*
ReSound Live, Traditional and Remote Microphone	25/pkg	MK602572	*No charge*
ReSound Live TS (Tinnitus Solution)	25/pkg	MK602624	*No charge*
ReSound Custom (Legacy)	25/pkg	MK603457	*No charge*
Order forms—custom earmolds and micro-molds			
ReSound Verso RIE Custom Micro-Mold *(& encased earmold)*	25/pkg	MK603557	*No charge*
ReSound RIE Custom Micro-Mold	25/pkg	MK602287	*No charge*
ReSound Custom Earmold	25/pkg	MK601612	*No charge*
Other forms			
Repair/Remake Service	30/pkg	MK600258	*No charge*
Loss & Damage Claim	25/pkg	MK601042	*No charge*
Return for Credit	25/pkg	PT600297	*No charge*
FedEx airbills	50/pkg	FEDEXE	*No charge*
Impression boxes	40/box	10719-EAG	*No charge*
Samples			
Micro-mold colors	each	MK601333	*No charge*
Custom ITE colors	each	MK601189	*No charge*
ReSound Verso and ReSound Alera BTE colors	each	18705700	*No charge*
ReSound Alera and ReSound Live BTE colors	each	M401349	*No charge*
Custom ITE replicas	each	*Contact ReSound*	*No charge*
BTE replicas	each	*Contact ReSound*	*No charge*

PROGRAMMING SUPPLIES

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Aventa fitting software *(for ReSound Verso, ReSound Alera and ReSound Vea fitting only)*			
Aventa 3.4, CDs	each	MK603550	*No charge*
Aventa 3.4, DVDs	each	MK603525	*No charge*
ReSound Aventa 2.95 *(for all other ReSound fittings)*	each	OP601936	*No charge*
NOAH® software	each	*Contact ReSound*	*Varies*
Programming interfaces			
Airlink (wireless) *(for Aventa 3 fitting only)*	each	17292000	$ 245
Speedlink	each	15861300	495
NOAHlink®	each	15213300	$ 875
HI-PRO®, USB connection	each	8-04-14800	650

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ReSound PARTS AND SUPPLIES

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PROGRAMMING SUPPLIES … continued

ITEM	QTY	PART NUMBER	YOUR PRICE
Speedlink, USB cable	each	0P603429	*No charge*
Programming cables			
CS44—Red, long	each	9022 907 69019	$ 20
CS44—Blue, long	each	9022 907 69029	20
CS44—Red, short (suitable for use with NOAHlink®)	each	15313600	20
CS44—Blue, short (suitable for use with NOAHlink®)	each	15313500	20
CS53 Flex strip (connector adaptor cable)	each	0P600457	20
Programming cables with battery pills			
IIC (10A) battery pill, left	each	18523700	20
IIC (10A) battery pill, right	each	18523800	20
BTE programming adaptors (boots)			
Programming Adaptor I *(for ReSound Verso and ReSound Alera RIEs (62s), mini BTEs (67s) and BTEs (77/87s or 77s, 88s); ReSound Live RIEs (70s), mini BTEs (61s), BTEs (71s) and Power BTEs (81s)*	each	18041300	*No charge*
Programming Adaptor II *(for ReSound Vea BTEs (70s) and Power BTEs (80s)*	each	17598200	*No charge*
Fitting guides			
ReSound Verso fitting guide	each	MK603519	*No charge*
ReSound Alera fitting guide	each	MK602731	*No charge*
ReSound Alera TS fitting guide	each	MK603394	*No charge*
ReSound Live TS fitting guide	each	MK602514	*No charge*

RESOUND BATTERIES

ITEM	QTY	PART NUMBER				YOUR PRICE
Battery envelopes	each	MK601881				*No charge*
		10A	**312**	**13**	**675**	
Mercury free						
Button cells	4 cells/card, 10 cards/box	18693000	18693100	18693200	18693300	$ 34
Button cells	8 cells/card, 5 cards/box	18693400	18693500	18693600	*n/a*	34
Rechargeable						
NIMH batteries	2 cells/card	15781400	15781600	*n/a*	*n/a*	29.95

WIRELESS CONNECTIVITY

ITEM	QTY	PART NUMBER	YOUR PRICE
Airlink (wireless programming interface)	each	17292000	$ 245
ReSound Unite accessories			
Mini Microphone	each	17748200	175
TV (streamer)	each	17346600	245
Remote Control	each	17292200	145
Phone Clip	each	17347400	145
Phone Clip+ *(available January 2013)*	each	18056900	185
ReSound Unite "Create Your Own Bundle"—package discounts			
Buy any two [2] different ReSound Unite accessories		*Contact ReSound*	get $45 off the combination
Buy any three [3] different ReSound Unite accessories		*Contact ReSound*	get $90 off the combination
Buy four [4] different ReSound Unite accessories		*Contact ReSound*	get $135 off the combination

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ReSound PARTS AND SUPPLIES

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WIRELESS CONNECTIVITY ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Unite supplies			
Power supply cord (for TV Streamer, Phone Clip, Mini Microphone)	each	15837500	$ 10
Cable—1.5M Red/White plug (to connect ReSound Unite TV Streamer to television)	each	17295100	5
Jack—Phono adaptor, 3.5M	each	17295200	2
Gefen analog audio converter	each	MK602908	80
Line-in cable (for Mini Microphone)	each	17774800	6
USB/Mini USB cable	each	17295400	6
USB hub—Multi-port (7 port Domehub)	each	MK602822	50
USB hub—Single port (TP-LINK UC100)	each	17724000	*No charge*
Neck lanyard	each	17346200	*No charge*
Wrist lanyard	each	17226800	*No charge*
Lanyard (for Mini Microphone)	each	17774700	*No charge*
Storage pouch (for Mini Microphone)	each	17848600	*No charge*

TUBING AND RECEIVERS

ITEM	QTY	PART NUMBER	YOUR PRICE
Thin Tube adaptors			
ReSound Verso and ReSound Alera	each	17452100	*No charge*
ReSound Vea	each	17562700	*No charge*
ReSound Live	each	15966500	*No charge*
ReSound Essence	each	0P601873	*No charge*

Thin Tube

ITEM	QTY	LEFT	RIGHT	YOUR PRICE
Thin Tubes Ⓣ *(for ReSound Verso, ReSound Alera mini BTEs (67s) and BTEs (77s); ReSound Vea mini BTEs (60s) and BTEs (70s); ReSound Live mini BTEs (61s) and BTEs (71s); and ReSound Essence BTEs(70s))*				
-1B	each	18630300	18629400	$ 7.50
0A	each	18629500	18628600	7.50
0B	each	18629600	18628700	7.50
1A	each	18629700	18628800	7.50
1B	each	18629800	18628900	7.50
2A	each	18629900	18629000	7.50
2B	each	18630000	18629100	7.50
3A	each	18630100	18629200	7.50
3B	each	18630200	18629300	7.50
Fitting kit	each	16543900		125

Flex-Tube

ITEM	QTY	LEFT	RIGHT	YOUR PRICE
Flex-Tubes Ⓣ *(for standard earhook BTEs (70s))*				
0A	each	15476100	15476900	7.50
0B	each	15476200	15477000	7.50
1A	each	15476300	15477100	7.50
1B	each	15476400	15477200	7.50
2A	each	15476500	15477300	7.50
2B	each	15476600	15477400	7.50
3A	each	15476700	15477500	7.50
3B	each	15476800	15477600	7.50
Fitting kit	each	15458900		125

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TUBING AND RECEIVERS ... continued

ITEM	QTY	PART NUMBER LEFT	PART NUMBER RIGHT	YOUR PRICE
Receiver tubes *(for RIEs)*				
Low power [R] [H]				
(for ReSound Live (70s) and dot² by ReSound)				
Size 0, LP	each	18580300	18580400	$ 55
Size 1, LP	each	18580500	18580600	55
Size 2, LP	each	18580700	18580800	55
Size 3, LP	each	18580900	18581000	55
Size 4, LP	each	18581100	18581200	55
Normal power [R] [H]				
(for ReSound Alera (60s, 61s, 62s) and dot² by ReSound)				
Size 0, NP	each	18581300	18581400	55
Size 1, NP	each	18581500	18581600	55
Size 2, NP	each	18581700	18581800	55
Size 3, NP	each	18581900	18582000	55
Size 4, NP	each	18582100	18582200	55
High power [H]				
(for ReSound Alera (60s, 61s, 62s), ReSound Live (70s) and dot² by ReSound)				
Size 0, HP	each	18582300	18582400	55
Size 1, HP	each	18582500	18582600	55
Size 2, HP	each	18582700	18582800	55
Size 3, HP	each	18582900	18583000	55
Size 4, HP	each	18583100	18583200	55
S-Receiver (small—normal power) (T)				
(for ReSound Verso (60s, 61s, 62s))				
Size 0, S	each	18520300	18520400	55
Size 1, S	each	18520500	18520600	55
Size 2, S	each	18520700	18520800	55
Size 3, S	each	18520900	18521000	55
Size 4, S	each	18521100	18521200	55
High power 2 (T)				
(for ReSound Verso (60s, 61s, 62s))				
Size 0, HP2	each	18521500	18521600	55
Size 1, HP2	each	18521700	18521800	55
Size 2, HP2	each	18521900	18522000	55
Size 3, HP2	each	18522100	18522200	55
Size 4, HP2	each	18522300	18522400	55
ReSound receiver kit *(for ReSound Verso, ReSound Alera and dot² by ReSound) includes all sizes of HP2, NP and small receivers, domes, measurement tool, etc.*	each	MK603375		430
ReSound receiver kit—empty box only	each	MK603583		*No charge*
Standard tubing				
13 Standard wall, clear	each	17321000		1.50
13 Thick wall, clear	each	15802900		1.50

Low power

Normal power

High power

S-receiver

High power 2

Symbol indicates dome/tube compatibility
- [H] *Dome—compatible with HP receiver tubes*
- [R] *Dome—compatible with NP receiver tubes*
- (T) *Dome—compatible with Thin Tube receiver tubes (S, HP_2)*

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST 1-800-248-4327 7

DOMES

ITEM	QTY	PART NUMBER SMALL 5 MM	MEDIUM 7 MM	LARGE 10 MM	TULIP	YOUR PRICE
RIE standard domes						
(for low power (LP) and normal power (NP) receiver tubes)						
Standard (R)	10/bag	18501200	18501300	18501400	18501800	$ 10
Standard, extended (R)	10/bag	18501500	18501600	18501700	*n/a*	10
(for HP receiver tubes)						
High power (H)	10/bag	18501900	18502000	18502100	*n/a*	10
RIE Thin Tube domes						
(for S-Receiver tubes—small/normal power)						
S-Receiver (T)	10/bag	18500800	18500900	18501000	18501100	10
(for HP_2 receiver tubes)						
High power 2 (T)	10/bag	18265100	18265200	18265300	*n/a*	10

EARHOOKS AND FILTERS

ITEM	QTY	PART NUMBER MINI BTE (67)	BTE (77) STD config	BTE (87,88) POWER config	YOUR PRICE
ReSound Verso *(for mini BTEs (67s), BTEs (77s) or power BTEs (88s))* and ReSound Alera *(for mini BTEs (67s) or transitional BTEs (77/87s))* earhooks					
Small, filtered	each	17663900	17562600	*n/a.*	*No charge*
Medium, filtered	each	17663800	17497200	*n/a.*	*No charge*
Large, filtered	each	17663700	17497100	*n/a.*	*No charge*
Small, unfiltered	each	*n/a*	*n/a*	17006200	*No charge*
Medium, unfiltered	each	*n/a*	*n/a*	17006000	*No charge*
Large, unfiltered	each	*n/a*	*n/a*	17508500	*No charge*
ReSound Vea earhooks *(for mini BTEs (60s), BTEs (70) or power BTEs (80s))*					
Small, unfiltered	each	18027800			*No charge*
Medium, unfiltered	each	17861500			*No charge*
High gain configuration metal earhook *(for ReSound Verso)*					
Small	each	18068700			$ 25
Regular	each	18068800			25
ReSound Live earhooks *(for mini BTE (61s), BTE (71s) and Power BTE (81s)*					
Small, filtered	each	16916500			*No charge*
Medium, filtered	each	16916400			*No charge*
Large, filtered	each	16916300			*No charge*
ReSound Essence earhooks					
Pediatric, unfiltered	each	0P601854			*No charge*
Standard, unfiltered	each	0P601862			*No charge*
ReSound Sparx earhooks					
Pediatric, unfiltered	each	0P601437			*No charge*
Pediatric, filtered	each	0P601440			*No charge*
Standard, unfiltered	each	0P601438			*No charge*
Standard, filtered	each	0P601439			*No charge*
Earhook filters					
Mini BTE, and ReSound Alera transitional BTE (77/87s)	4 pcs	15322100			*No charge*
ReSound Live BTE, and ReSound Alera mini BTE (67s)	4 pcs	16166700			*No charge*
Standard BTE	4 pcs	0414-469			*No charge*

Symbol indicates dome/tube compatibility
- (H) *Dome—compatible with HP receiver tubes*
- (R) *Dome—compatible with NP receiver tubes*
- (T) *Dome—compatible with Thin Tube receiver tubes (S, HP_2)*

GO TO CONTENTS LIST

1-800-248-4327 8

BTE BATTERY DOORS

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Verso and ReSound Alera micro RIE (60s) battery doors			
Light blonde	each	18092001	*No charge*
Medium blonde	each	18092002	*No charge*
Dark brown	each	18092004	*No charge*
Charcoal	each	18092009	*No charge*
Sterling gray	each	18092020	*No charge*
ReSound Verso only—additional colors			
Pearl white	each	18085919	*No charge*
Black also used on gloss black, silver, monza red and ocean blue	each	18092008	*No charge*
ReSound Alera only—additional colors			
Black, also used on black+ combination color models	each	17293908	*No charge*
ReSound Verso and ReSound Alera mini RIE (61s) battery doors			
Light blonde	each	18090001	*No charge*
Medium blonde	each	18090002	*No charge*
Dark brown	each	18090004	*No charge*
Charcoal	each	18090009	*No charge*
Sterling gray	each	18090020	*No charge*
ReSound Verso only—additional colors			
Pearl white	each	18653019	*No charge*
Black also used on gloss black, silver, monza red and ocean blue	each	18090008	*No charge*
ReSound Alera only—additional colors			
Black, also used on black+ combination color models	each	17307608	*No charge*
ReSound Vea mini BTE (60s) battery doors			
Beige	each	18730700	*No charge*
Medium blonde	each	18730702	*No charge*
Dark brown	each	18730701	*No charge*
Black	each	18730704	*No charge*
Marble gray	each	18730703	*No charge*
ReSound Vea BTE (70s) and power BTE (80s) battery doors			
Beige	each	18732600	*No charge*
Medium blonde	each	18732602	*No charge*
Dark brown	each	18732601	*No charge*
Black	each	18732604	*No charge*
Marble gray	each	18732603	*No charge*
ReSound Live mini BTE (61s) battery doors			
Light blonde	each	16892801	*No charge*
Medium blonde	each	16892802	*No charge*
Dark brown	each	16892804	*No charge*
Beige	each	16892805	*No charge*
Velvet black, also used on velvet black/silver	each	16892808	*No charge*
Soft charcoal, also used on soft charcoal/silver	each	16892809	*No charge*
Gloss black	each	16892825	*No charge*
Silver, also used on marble gray/silver, light gray/silver, silver/black/silver and metallic midnight blue/silver	each	16892810	*No charge*
ReSound Live BTE (71s) and Power BTE (81s) battery doors			
Light blonde	each	16943201	*No charge*
Medium blonde	each	16943202	*No charge*
Dark brown	each	16943204	*No charge*
Beige	each	16943205	*No charge*
Velvet black, also used on velvet black/silver	each	16943208	*No charge*
Soft charcoal, also used on soft charcoal/silver	each	16943209	*No charge*

... continued

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST **1-800-248-4327** 9

BTE BATTERY DOORS ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Live BTE (71s) and Power BTE (81s) battery doors ... continued			
Gloss black	each	16943225	*No charge*
Silver, also used on marble gray/silver, light gray/silver, silver/black/silver and metallic midnight blue/silver	each	16943210	*No charge*
dot² by ReSound battery doors			
Light blonde	each	0P601908	*No charge*
Medium blonde	each	0P601905	*No charge*
Dark brown	each	0P601907	*No charge*
Velvet black	each	16181112	*No charge*
Soft charcoal	each	16181113	*No charge*
Marble gray	each	0P601906	*No charge*
Silver	each	16181115	*No charge*
Pearl white	each	16181116	*No charge*
Gloss white	each	16181117	*No charge*
Cream	each	16181114	*No charge*
Transparent	each	0P601911	*No charge*
ReSound Essence battery doors			
Medium blonde	each	0P601857	*No charge*
Dark brown	each	0P601856	*No charge*
Beige	each	0P601855	*No charge*
Velvet black	each	0P601859	*No charge*
Marble gray	each	0P601858	*No charge*
ReSound Sparx battery doors			
Dark brown	each	MK601409	*No charge*
Beige	each	MK601410	*No charge*
Cool gray	each	MK601407	*No charge*
Blue	each	MK601408	*No charge*
Red	each	MK601406	*No charge*

DIRECT AUDIO INPUT

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound DAI boot *(for ReSound Verso and ReSound Alera RIEs (62s), mini BTEs (67s) and standard/power BTEs (77s,77/87s,88s); ReSound Live RIEs (70s), mini BTEs (61s), BTEs (71s) and Power BTEs (81s)*	each	16455100	$ 35
ReSound Vea DAI boot	each	17631100	35
ReSound Essence DAI boot	each	0P601853	35
ReSound Sparx DAI boot (4-pin)	each	16987200	35
ReSound Sparx DAI battery doors[1]			
Transparent	each	MK601403	*No charge*
Dark brown	each	MK601404	*No charge*
Beige	each	MK601405	*No charge*
ReSound Sparx DAI boot (transparent) + DAI battery doors[1]			
Transparent door	each	MK601425	$ 35
Dark brown door	each	MK601426	35
Beige door	each	MK601427	35
ReSound Sparx DAI contact covers			
Beige	each	16429100	*No charge*
Dark brown	each	16429101	*No charge*
Blue	each	16429104	*No charge*

... continued

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST **1-800-248-4327** 10

DIRECT AUDIO INPUT ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Sparx DAI contact covers ... continued			
Cool gray	each	16429105	*No charge*
Red	each	16429106	*No charge*

[1] *ReSound Sparx DAI doors are for 3-pin models; 4-pin models do not need a door modification*

BTE PUSH BUTTONS/TOGGLES

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Verso and ReSound Alera RIE (62s) toggle switches			
Light blonde	each	17918401	*No charge*
Medium blonde	each	17918402	*No charge*
Dark brown	each	17918404	*No charge*
Charcoal	each	17918409	*No charge*
ReSound Verso only—additional colors			
Sterling gray	each	17918420	*No charge*
Pearl white	each	17918411	*No charge*
Black, also used on silver, monza red and ocean blue	each	17918408	*No charge*
ReSound Alera only—additional colors			
Beige	each	17918405	*No charge*
Velvet black, also used on black+ combination color models	each	17918408	*No charge*
Charcoal/silver	each	17918409	*No charge*
Gloss black	each	17918425	*No charge*
Marble gray/silver and sterling gray/silver	each	17918420	*No charge*
ReSound Verso BTE (67s,77s,88s) push button covers			
Light blonde	each	18099301	*No charge*
Medium blonde	each	18099302	*No charge*
Dark brown	each	18099304	*No charge*
Charcoal	each	18099309	*No charge*
Sterling gray	each	18099320	*No charge*
Pearl white	each	18099311	*No charge*
Gloss black, also used on silver, monza red and ocean blue.	each	18099308	*No charge*
ReSound Verso BTE (77s,88s) toggle switches			
Light blonde	each	18100901	*No charge*
Medium blonde	each	18100902	*No charge*
Dark brown	each	18100904	*No charge*
Charcoal	each	18100909	*No charge*
Sterling gray	each	18100920	*No charge*
Pearl white	each	18100911	*No charge*
Gloss black, also used on silver, monza red and ocean blue.	each	18100925	*No charge*
ReSound Verso BTE (77s,88s) toggle lids			
Light blonde	each	18100701	*No charge*
Medium blonde	each	18100702	*No charge*
Dark brown	each	18100704	*No charge*
Charcoal	each	18100709	*No charge*
Sterling gray	each	18100720	*No charge*
Pearl white	each	18100711	*No charge*
Gloss black, also used on silver, monza red and ocean blue.	each	18100708	*No charge*
ReSound Alera mini BTE (67s) and transitional BTE (77/87s) push button covers			
Light blonde	each	17007601	*No charge*
Medium blonde	each	17007602	*No charge*

... continued

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST **1-800-248-4327** 11

BTE PUSH BUTTONS/TOGGLES ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Alera mini BTE (67s) and transitional BTE (77/87s) push button covers ... continued			
Dark brown	each	17007604	*No charge*
Beige	each	17007605	*No charge*
Velvet black, also used on black+ combination color models	each	17007608	*No charge*
Charcoal, also used on charcoal/silver	each	17007609	*No charge*
Gloss black	each	17250708	*No charge*
Marble gray/silver *(for 67s)*	each	17007620	*No charge*
Marble gray/silver *(for 77/87s)*	each	17250700	*No charge*
Sterling gray/silver	each	17007620	*No charge*
ReSound Alera transitional BTE (77/87s) toggle switches			
Light blonde	each	17007801	*No charge*
Medium blonde	each	17007802	*No charge*
Dark brown	each	17007804	*No charge*
Beige	each	17007805	*No charge*
Velvet black, also used on black+ combination color models	each	17007808	*No charge*
Charcoal, also used on charcoal/silver	each	17007809	*No charge*
Gloss black	each	17250608	*No charge*
Marble gray/silver	each	17007820	*No charge*
Sterling gray/silver	each	17007820	*No charge*
ReSound Alera transitional BTE (77/87s) toggle lids			
Light blonde	each	17006101	*No charge*
Medium blonde	each	17006102	*No charge*
Dark brown	each	17006104	*No charge*
Beige	each	17006105	*No charge*
Velvet black, also used on black+ combination color models	each	17006108	*No charge*
Charcoal, also used on charcoal/silver	each	17006109	*No charge*
Gloss black	each	17006108	*No charge*
Marble gray/silver	each	17006120	*No charge*
Sterling gray/silver	each	17006120	*No charge*
ReSound Live mini BTE (61s), BTE (71s) and Power BTE (81s) push button covers			
Light blonde	each	15967801	*No charge*
Medium blonde	each	15967802	*No charge*
Dark brown	each	15967804	*No charge*
Beige	each	15967805	*No charge*
Velvet black, also used on black+ combination color models	each	15967808	*No charge*
Soft charcoal, also used on soft charcoal/silver	each	15967826	*No charge*
Silver, also used on gloss black, marble gray/silver, light gray/silver and metallic midnight blue/silver	each	15967818	*No charge*
ReSound Live BTE (71s) and Power BTE (81s) toggle lids			
Light blonde	each	15966301	*No charge*
Medium blonde	each	15966302	*No charge*
Dark brown	each	15966304	*No charge*
Beige	each	15966305	*No charge*
Velvet black, also used on black+ combination color models	each	15966308	*No charge*
Soft charcoal, also used on soft charcoal/silver	each	15966326	*No charge*
Silver, also used on gloss black and marble gray/silver, light gray/silver and metallic midnight blue/silver	each	15966318	*No charge*
ReSound Live BTE (71s) and Power BTE (81s) toggle switches			
Light blonde	each	15965101	*No charge*
Medium blonde	each	15965102	*No charge*
Dark brown	each	15965104	*No charge*
Beige	each	15965105	*No charge*

... continued

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST **1-800-248-4327** 12

BTE PUSH BUTTONS/TOGGLES ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Live BTE (71s) and Power BTE (81s) toggle switches ... continued			
Velvet black, also used on black+ combination color models	each	15965108	*No charge*
Soft charcoal, also used on soft charcoal/silver.	each	15965126	*No charge*
Silver, also used on gloss black, marble gray/silver, light gray/silver and metallic midnight blue/silver	each	15965118	*No charge*
dot[2] by ReSound push button caps			
Transparent	each	17032000	*No charge*
ReSound Essence push button covers			
Medium blonde	each	0P601865	*No charge*
Dark brown	each	0P601864	*No charge*
Beige	each	0P601863	*No charge*
Marble gray	each	0P601866	*No charge*
Velvet black	each	0P601867	*No charge*
ReSound Sparx push button covers			
Beige	each	0P601441	*No charge*
Dark brown	each	0P601442	*No charge*
Blue	each	0P601443	*No charge*
Cool gray	each	0P601444	*No charge*
Red	each	0P601445	*No charge*

BTE MICROPHONE COVERS

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Verso and ReSound Alera micro RIE (60s) microphone covers			
Light blonde	each	16884401	*No charge*
Medium blonde	each	16884402	*No charge*
Dark brown	each	16884404	*No charge*
Charcoal	each	16884409	*No charge*
Sterling gray	each	16884420	*No charge*
ReSound Verso only—additional colors			
Pearl white	each	18085519	*No charge*
Gloss black, also used on silver, monza red and ocean blue.	each	18085508	*No charge*
ReSound Alera only—additional colors			
Black, also used on black+ combination color models	each	16884408	*No charge*
Cream	each	16884405	*No charge*
ReSound Verso and ReSound Alera mini RIE (61s) microphone covers + push button			
Light blonde	each	17777301	*No charge*
Medium blonde	each	17777302	*No charge*
Dark brown	each	17777304	*No charge*
Charcoal	each	17777309	*No charge*
Sterling gray	each	17777320	*No charge*
ReSound Verso only—additional colors			
Pearl white	each	17777319	*No charge*
Gloss black, also used on silver, monza red and ocean blue.	each	17777308	*No charge*
ReSound Alera only—additional colors			
Black, also used on black+ combination color models	each	17777308	*No charge*
Cream	each	17777305	*No charge*
dot[2] by ReSound microphone covers			
Light blonde	each	17031704	*No charge*
Medium blonde	each	17031700	*No charge*

... continued

ReSound PARTS AND SUPPLIES

GO TO CONTENTS LIST

1-800-248-4327 13

BTE MICROPHONE COVERS ... continued

ITEM	QTY	PART NUMBER	YOUR PRICE
dot² by ReSound microphone covers ... continued			
Dark brown	each	17031706	No charge
Velvet black	each	17031707	No charge
Soft charcoal	each	17031708	No charge
Marble gray	each	17031701	No charge
Transparent, also used on pearl white, gloss white, cream, gloss blue, metallic cerise pink, metallic neon green, monza red and transparent	each	17031703	No charge

OTHER BTE COVERS

ITEM	QTY	PART NUMBER		YOUR PRICE
ReSound Verso and ReSound Alera RIE (62s) connector locks *(locks receiver in place)*				
Light blonde	each	17918301		No charge
Medium blonde	each	17918302		No charge
Dark brown	each	17918304		No charge
Charcoal	each	17918309		No charge
ReSound Verso only—additional colors				
Sterling gray	each	17918320		No charge
Black, used on pearl white, gloss black, silver, monza red and ocean blue	each	17918318		No charge
ReSound Alera only—additional colors				
Beige	each	17918305		No charge
Black	each	17918308		No charge
Gloss black, also used on silver and marble gray	each	17918318		No charge
ReSound Essence volume control covers				
Beige	each	OP601874		No charge
Medium blonde	each	OP601875		No charge
Dark brown	each	OP601876		No charge
ReSound Essence programming port covers				
Beige	each	OP601868		No charge
Medium blonde	each	OP601870		No charge
Dark brown	each	OP601869		No charge
Velvet black	each	OP601872		No charge
Marble gray	each	OP601871		No charge
ReSound Sparx volume control covers				
Beige	each	OP601456		No charge
Dark brown	each	OP601457		No charge
Transparent	each	OP601458		No charge
		LEFT	**RIGHT**	
ReSound Sparx programming port covers [2]				
Beige	each	OP601451	OP601446	No charge
Dark brown	each	OP601452	OP601447	No charge
Cool gray	each	OP601454	OP601449	No charge
Blue	each	OP601453	OP601448	No charge
Red	each	OP601455	OP601450	No charge

[2] *ReSound Sparx programming port covers also serve as color markers*

ReSound PARTS AND SUPPLIES GO TO CONTENTS LIST **1-800-248-4327** 14

BTE REPLACEMENT HOUSING

ITEM	QTY	PART NUMBER		YOUR PRICE
Replacement packs contain 1 battery door + 1 microphone cover + 1 housing unit				
Note that for some product colors only separate side panels—not replacement packs—are available; for these colors, battery door, microphone cover and side panels must be ordered a la carte				
ReSound Verso and ReSound Alera micro RIE (60s) replacement packs				
Light blonde	each	17354401		No charge
Medium blonde	each	17354402		No charge
Dark brown	each	17354404		No charge
Charcoal	each	17354409		No charge
Sterling gray	each	17354412		No charge
ReSound Alera only—additional colors				
Black	each	17354408		No charge
Cream	each	17354405		No charge
Dark brown/black	each	17354403		No charge
Charcoal/black	each	17354410		No charge
Sterling gray/black	each	17354411		No charge
Cream/black	each	17354406		No charge
ReSound Verso and ReSound Alera mini RIE (61s) replacement packs				
Light blonde	each	17354501		No charge
Medium blonde	each	17354502		No charge
Dark brown	each	17354504		No charge
Charcoal	each	17354509		No charge
Sterling gray	each	17354512		No charge
ReSound Alera only—additional colors				
Black	each	17354508		No charge
Cream	each	17354505		No charge
Dark brown/black	each	17354503		No charge
Charcoal/black	each	17354510		No charge
Sterling gray/black	each	17354511		No charge
Cream/black	each	17354506		No charge
dot² by ReSound replacement packs				
Light blonde	each	17078300N		No charge
Medium blonde	each	17078301N		No charge
Dark brown	each	17078303N		No charge
Velvet black	each	17078304N		No charge
Soft charcoal	each	17078305N		No charge
Marble gray	each	17078302N		No charge
Silver	each	17078307N		No charge
Pearl white	each	17078308N		No charge
Gloss white	each	17078309N		No charge
Cream	each	17078306N		No charge
Transparent	each	17078314N		No charge
		LEFT	**RIGHT**	
ReSound Verso micro RIE (60s) housing side panels				
Pearl white	each	18092114	18092314	No charge
Silver	each	18092110	18092310	No charge
Gloss black	each	18092125	18092325	No charge
Monza red	each	18092106	18092306	No charge
Ocean blue	each	18092118	18092318	No charge

... continued

ReSound PARTS AND SUPPLIES

GO TO CONTENTS LIST

1-800-248-4327 15

BTE REPLACEMENT HOUSING ... continued

ITEM	QTY	PART NUMBER LEFT	PART NUMBER RIGHT	YOUR PRICE
ReSound Verso mini RIE (61s) housing side panels				
Pearl white	each	18089410	18089510	*No charge*
Silver	each	18089406	18089506	*No charge*
Gloss black	each	18089425	18089525	*No charge*
Monza red	each	18089418	18089518	*No charge*
Ocean blue	each	18089430	18089530	*No charge*

MISCELLANEOUS BTE

ITEM	QTY	PART NUMBER	YOUR PRICE
Color marker kits [3]			
ReSound Verso and ReSound Alera micro RIE (60s)	each	17294500	*No charge*
ReSound Verso and ReSound Alera mini RIE (61s)	each	17331900	*No charge*
ReSound Verso and ReSound Alera RIE (62s)	each	17444400	*No charge*
ReSound Verso and ReSound Alera mini BTE (67s)	each	17441700	*No charge*
ReSound Verso (77s) and ReSound Alera transitional BTE (77/87s)	each	17441800	*No charge*
ReSound Verso power BTE (88s)	each	18611200	*No charge*
ReSound Vea mini BTE (60s), BTE (70s), power BTE(80s), blue	each	17465000	*No charge*
ReSound Vea mini BTE (60s), BTE (70s), power BTE(80s), red	each	17465001	*No charge*
ReSound Live mini BTE (61s)	each	16856500	*No charge*
ReSound Live BTE (71s)	each	16166600	*No charge*
ReSound Live Power BTE (81s)	each	16895700	*No charge*
ReSound Live RIE (70s)	each	16875500	*No charge*
ReSound Essence (70s), blue	each	0P601862	*No charge*
ReSound Essence (70s), red	each	0P601861	*No charge*
Mandrel (for locking battery doors)	each	0490-059	*No charge*
BTE pin removal tool	each	15502500	*No charge*
ReSound Alera multi-tool	each	17327600	*No charge*
ReSound Live BTE (71s) and Power BTE (81s) toggle switch removal tool	each	16167000	*No charge*
ReSound Live RIE (70s) receiver collar	each	16939100	*No charge*
RIE fitting tools and information			
Fitting guide	each	MK601258	*No charge*
Housing change tool ("dot tool")	each	16352300	*No charge*
Housing change instructional guide	each	MK601352	*No charge*
Measurement tool	each	15200800	*No charge*
Power dome tool (for attaching HP domes to receivers)	each	15989900	*No charge*
Power dome instructional guide	each	16735911	*No charge*
Receiver tube rebending kit	each	16475900	*No charge*
Receiver tube rebending instructional guide	each	16476000	*No charge*
Rebending shield	each	16182810	*No charge*
Sports locks *(for HP2, HP, NP and LP receivers)*	each	15987700	*No charge*
ReSound Sparx modification guide	each	MK601402	*No charge*

[3] *For ReSound Sparx color markers, see programming port covers section (page 14)*

ReSound PARTS AND SUPPLIES

GO TO CONTENTS LIST

1-800-248-4327 16

WAX FILTERS

ITEM	QTY	PART NUMBER	YOUR PRICE
Wax coils, gold	10/pk	13281-000	*No charge*
CeruSTOP cerumen filter system	8/box	3122 150 75051	$ 4
HF3 cerumen filter system			
Blue and red wheel	14/wheel	18595900	4
Green wheel	15/wheel	10120203	4
Microphone filter caps *(for all custom remote microphones)*			
White	each	15855900	*No charge*
Used for light and beige faceplates	each	17596800	*No charge*
Used for medium faceplates	each	17596805	*No charge*
Used for dark faceplates	each	17596804	*No charge*
Used for espresso faceplates	each	17596802	*No charge*

VENTING

ITEM	QTY	PART NUMBER	YOUR PRICE
SAV vent plug trees			
Medium	each	SAV-VA	*No charge*
All other sizes	each	0P602128	*No charge*
D open vent plug tree	each	6665005	*No charge*

TRUFIT™

ITEM	QTY	PART NUMBER	YOUR PRICE
TruFit			
Dispensing gun kit	each	0P600287	$ 105
Dispensing gun replacement	each	1723401	40
Dispensing syringe kit	each	0P600288	105
Dispensing syringe replacement	each	W06134	15
Otoform impression material			
Silicone, double-barrel cartridge (2x25 ml), blue *(for dispensing gun)*	8 pairs/pk	0P600285	$ 35
Two-part silicone, tubs (2x200 ml), green *(for syringe)*	1 pair/pk	0P600286	25
Bite blocks	100/pk	0P600312	22.50
Otoblocks			
Foam, small	50/pk	0P600290	4.50
Foam, medium	50/pk	0P600291	4.50
Foam, large	50/pk	0P600292	4.50
Otolight	each	0P600773	15
Replacement otolight tips	4/pk	0P600407	3
Utility box	each	0P600372	10
Mixing canulas	40/pkg	0P600289	10
Mixing pad	each	0P600301	10
Spatula	each	0P600302	7
TruFit™ user guide	each	0P600294	*No charge*

ReSound PARTS AND SUPPLIES

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1-800-248-4327 17

CUSTOM BATTERY DOORS

ITEM	QTY	PART NUMBER LEFT	PART NUMBER RIGHT	YOUR PRICE
CIC battery doors (Universal) ("modular")				
10A Light	each	4036-019		No charge
10A Medium	each	4036-029		No charge
10A Dark	each	4036-039		No charge
10A Light, with push button	each	15513400		No charge
10A Medium, with push button	each	15513401		No charge
10A Dark, with push button	each	15513402		No charge
IIC battery doors				
10A Beige	each	18666304	18666404	No charge
10A Charcoal	each	18666309	18666409	No charge
CIC/ITC battery doors ("flat plate")				
10A Clear	each	15183113	15183123	No charge
10A Light	each	15183110	15183120	No charge
10A Beige	each	15183114	15183124	No charge
10A Medium	each	15183115	15183125	No charge
10A Dark	each	15183112	15183122	No charge
10A Espresso	each	15183116	15183126	No charge
ITC/ITE battery doors				
312 Clear	each	15184113	15184123	No charge
312 Light	each	15184110	15184120	No charge
312 Beige	each	15184114	15184124	No charge
312 Medium	each	15184111	15184121	No charge
312 Dark	each	15184112	15184122	No charge
312 Espresso	each	15184116	15184126	No charge
ITE battery doors				
13 Clear	each	15185113	15185123	No charge
13 Light	each	15185110	15185120	No charge
13 Beige	each	15185114	15185124	No charge
13 Medium	each	15185111	15185121	No charge
13 Dark	each	15185112	15185122	No charge
13 Espresso	each	15185116	15185126	No charge

MISCELLANEOUS CUSTOM

ITEM	QTY	PART NUMBER REGULAR	PART NUMBER EXTENDED	YOUR PRICE
Custom volume control caps				
Clear	each	VCKSMC	VCKSTC	No charge
Light	each	VCKSMP	6634801	No charge
Beige	each	6660404	VCKSTP	No charge
Medium	each	VCKSMMB	VCKSTMB	No charge
Dark	each	VCKSMCB	VCKSTCB	No charge
Espresso	each	VCKSMDB	VCKSTDB	No charge
IIC battery door replacement tool	each	18530700		No charge
Custom horizontal plane placement key	5/pk	0P600774		No charge
PhoneNow (autophone) magnet	3/pk	17294600		No charge
Microphone Protection System (MPS)	10/pk	15490800		No charge
Windscreens				
Small, clear	each	12725-006		No charge
Standard, clear	each	12725-007		No charge

ReSound PARTS AND SUPPLIES

GO TO CONTENTS LIST

1-800-248-4327 18

PATIENT SUPPLIES

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound shipping box	each	18577800	No charge
ReSound presentation case	each	15514200	No charge
User cases ("coin pouch")	each	0P600563	No charge
ReSound gift bag	each	MK602197	No charge
Polishing cloth	each	17372000	No charge
Cleaning brush with magnet and wax loop	each	17435000	No charge[4]
Tube cleaning wire	each	15168700	No charge
ReSound ReStore drying case	each	0P600254	$ 85

[4] *No charge for 0–10 units; call for price on bulk orders*

PATIENT USER GUIDES

ITEM	QTY	PART NUMBER	YOUR PRICE
ReSound Verso and ReSound Alera			
Custom user guide	each	400145011	No charge
Receiver-in-the-ear (RIE) user guide	each	400146011	No charge
Behind-the-ear (BTE) user guide	each	400144011	No charge
Tinnitus Sound Generator (TSG) user guide	each	17720511	No charge
ReSound Vea			
Custom user guide	each	400038000	No charge
Behind-the-ear (BTE) user guide	each	400037000	No charge
Legacy products *(for ReSound Live, dot^2 by ReSound, ReSound Essence and ReSound Sparx)*			
Custom user guide	each	17181911	No charge
BTE user guide	each	17181811	No charge
Other guides			
Micro-mold	each	MK601332	No charge
ReSound Unite			
Mini Microphone	each	17729511	No charge
TV (streamer)	each	17358911	No charge
Remote Control	each	17359011	No charge
Phone Clip	each	17359111	No charge
Phone Clip+ *(available January 2013)*	each	400227011	No charge
ReSound Unite accessories user guide DVD	each	MK603004	No charge

ReSound PARTS AND SUPPLIES
GO TO CONTENTS LIST
1-800-248-4327 19

RESOUND PRODUCT COLORS

RESOUND VERSO®—RIE (60,61,62) / BTE (67,77,88)

Light blonde (1)
Medium blonde (2)
Dark brown (4)
Pearl white
Sterling gray (3)
Charcoal
Gloss black (8)
Silver (6)
Monza red
Ocean blue

RESOUND VEA®—BTE (60,70,80)

Beige (5)
Medium blonde (2)
Dark brown (4)
Black (8)
Marble gray (7)

RESOUND ALERA®—RIE (60,61)

Light blonde (1)
Medium blonde (2)
Dark brown (4)
Black (8)
Charcoal (9)
Sterling gray (3)
Cream (15)
Dark brown/black
Charcoal/black
Sterling gray/black
Cream/black

RESOUND ALERA®—RIE (62) / BTE (67,77/87)

Light blonde (1)
Medium blonde (2)
Dark brown (4)
Black (8)
Charcoal (9)
Beige (5)
Gloss black (17)
Charcoal/silver (10)
Marble gray/silver (7)
Sterling gray/silver (12)
Silver/black/silver (11)
Silver/silver/black
Black/silver/black (18)

RESOUND LIVE®—RIE (70) / BTE (61,71,81)

Light blonde (1)
Medium blonde (2)
Dark brown (4)
Velvet black (8)
Soft charcoal (9)
Beige (5)
Gloss black (17)
Silver (6)
Velvet black/silver (11)
Soft charcoal/silver (10)
Marble gray/silver (7)
Light gray/silver
Metallic midnight blue/silver
Silver/black/silver (silver spine)

DOT2 BY RESOUND®—RIE (60)

Light blonde (1)
Medium blonde (2)
Dark brown (4)
Velvet black (8)
Soft charcoal (9)
Marble gray
Silver (6)
Pearl white
Gloss white
Cream (15)
Transparent

RESOUND ESSENCE®—BTE (70,80)

Beige (5)
Medium blonde (2)
Dark brown (4)
Black (8)
Marble gray (7)

RESOUND SPARX®—BTE (90)

Beige
Dark brown
Cool gray
Blue
Red

CUSTOM / REMOTE MICROPHONE

ALL PRODUCTS

- Light (05)
- Beige (02)
- Medium (09)
- Dark (03)
- Espresso (08)
- Blue/Red (shell only)
- Clear (shell only)

(#) = Keychain reference

ReSound [illegible]

GO TO CONTENTS LIST

1-800-248-4327 20

RESOUND EARMOLD STYLES AND COLORS

PRICE
Encased ..... $95 each
All others ... $40 each
(Includes overnight shipping & handling)

	RIE MICRO-MOLD		ENCASED	FLEX-VENT		OPEN FIT		CANAL		CANAL LOCK		HALF SHELL		SKELETON		SEMI SKELETON		FULL SHELL	
	Designed for exclusive use with RIE models. Provides better retention and a more comfortable fit than a dome.		Designed for exclusive use with RIE models. Provides even greater retention and cosmetics than a traditional micro-mold.	Created with a hollow opening to the ear canal and a vent reducer. Provides minimal occlusion, allowing for the most normal passage of sounds into the ear. Standard or Thin Tube.		Crafted with a small diameter insert into the ear canal (similar to a tube fitting). A rim of material in the concha provides additional retention.		Designed to be fairly invisible in the ear, while still providing good retention and custom fit. No portion extends into the concha bowl—it's completely contained within the canal.		Sculpted like the canal mold, but with the addition of material to create a handle-like retention piece within the concha bowl.		Sculpted like the shell mold except that the material is cut back to cover only the bottom half of the concha bowl—the helix area is not included.		Designed for maximum retention and comfort. A rim of material secures the mold within the concha bowl, creating a comfortable, effective seal.		Sculpted like the skeleton mold except that the material is reduced within the concha area.		Created for versatility, appropriate for fitting moderate to severe hearing losses. The entire concha and canal are sculpted to help alleviate feedback.	
	hard	soft	hard	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft
Material type—hard																			
UV Cure 90	*std*		*std*	*std*		*std*		*std*		*std*		*std*		*std*		*std*		*std*	
Material type—soft[1]																			
Silicone Shore 70		○			*std*		○		●		○		●		○		○		●
Silicone Shore 40		●					●		○		●		○		●		●		○
Silicone Shore 25									●				●		●				●
Color																			
Light	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Medium	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Dark	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Blue/Red	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Clear	○	○	○	○	○	○	○	○	○	○	○	○	○	○	○	○	○	○	○
Rose	●	●		●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
EarLlusion light	●	●		●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
EarLlusion medium	●			●		●		●		●		●		●		●		●	
EarLlusion dark	●			●		●		●		●		●		●		●		●	
Red tint	●	●		●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Vent type																			
Factory select†	○	○	○	○	○			○	○	○	○	○	○	○	○	○	○	○	○
Large as possible	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
3mm D open vent	●		●					●		●		●		●		●		●	
4mm D open vent	●		●					●		●		●		●		●		●	
MOV (max open vent)	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
X-Large SAV	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
Large SAV	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
Medium SAV	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
Small SAV	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●
Pressure	●	●	●					●	●	●	●	●	●	●	●	●	●	●	●
Trench	●		●					●	●	●	●	●	●	●	●	●	●	●	●
None	●	●	●			*std*	*std*	●	●	●	●	●	●	●	●	●	●	●	●

... continued

Light
Medium
Dark
Blue/Red
Clear
Rose
EarLlusion light
EarLlusion medium
EarLlusion dark
EARMOLD COLORS
hard
soft
Also available but not shown:
• Red tint (hard and soft materials)

ReSound REFERENCE GUIDES

GO TO CONTENTS LIST

1-800-248-4327 21

ReSound earmold styles and colors ... continued

	RIE MICRO-MOLD		ENCASED	FLEX-VENT		OPEN FIT		CANAL		CANAL LOCK		HALF SHELL		SKELETON		SEMI SKELETON		FULL SHELL	
	hard	soft	hard	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft	hard	soft
Vent modification																			
Semi-IROS (step at canal tip)	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Intersecting (diagonal)	•	•						•	•	•	•	•	•	•	•	•	•	•	•
IROS	•	•	•					•	•	•	•	•	•	•	•	•	•	•	•
Shell modification																			
Removal cord	O	O	O	O	O			O	O	•	•	•	•	•	•	•	•	•	•
Soft coat	•		•	•		•		•		•		•		•		•		•	
Canal lock	•	•	•	•	•														
Soft canal								•		•		•		•		•		•	
Bell bore	•	•	•					•	•	•	•	•	•	•	•	•	•	•	•
Extended helix						•	•							•	•	•	•	•	•
Matte finish	•		•	•		•		•		•		•		•		•		•	
Tube type																			
13 Standard						O	O	O	O	O	O	O	O	O	O	O	O	O	O
13 Thick[2]						•	•	•	•	•	•	•	•	•	•	•	•	•	•
13 Double wall						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Dry—13 standard						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Dry—13 thick						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Dry—13 double wall						•	•	•	•	•	•	•	•	•	•	•	•	•	•
3mm Libby Horn[3]						•	•	•	•	•	•	•	•	•	•	•	•	•	•
4mm Libby Horn[3]						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Thin Tube[3]				O	O	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Tube color																			
Clear				O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O
Pink						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Light brown						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Tube retention																			
Glue						O	O	O	O	O	O	O	O	O	O	O	O	O	O
Friction fit (not glued)[4]				O	O	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Tube lock—metal					•		•		•		•		•		•		•		•
Tube lock—plastic					•		•		•		•		•		•		•		•
Elbow						•	•	•	•	•	•	•	•	•	•	•	•	•	•
Canal length																			
Factory select†	O	O	O	O	O			O	O	O	O	O	O	O	O	O	O	O	O
Long	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Medium	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Short	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
As marked	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Length of impression	•	•	•	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Wax protection																			
CeruSTOP™	•		•	•				•		•		•		•		•		•	
HF3	•		•	•				•		•		•		•		•		•	
None	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O
Other																			
Blue/Red dots	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O	O
Patient initials	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

TUBE COLORS

Clear

Pink

Light brown

* STYLE ALSO AVAILABLE FOR MICRO-MOLD EARMOLDS

† FACTORY SELECT: LAB CHOOSES MOST APPROPRIATE OPTION (BASED ON STYLE SELECTION AND AUDIOGRAM DATA)

1 SHORE VALUES INDICATE RIGIDITY—THE HIGHER THE VALUE, THE MORE RIGID THE MATERIAL. NOT ALL SHORE VALUES ARE AVAILABLE IN ALL COLORS.

2 13 THICK TUBING IS RECOMMENDED AND IS THE DEFAULT FOR ALL POWER MODELS

3 AVAILABLE ONLY WITH CLEAR COLOR TUBE

4 DEFAULT IF THIN TUBE IS SELECTED

• AVAILABLE	O DEFAULT	*std* STANDARD

std *Dubbed the "Staff Favorite" because of the excellent customer response to hard shell skeleton earmold for RIEs*

Special options may be accommodated upon request.

ReSound REFERENCE GUIDES

GO TO CONTENTS LIST

1-800-248-4327 22

INTERNET SALES POLICY

At ReSound, we believe our hearing instruments will only deliver their full benefit to patients when they are fit and maintained by a licensed hearing healthcare professional. We are committed to the idea that satisfied patients result from professional guidance in the selection, fitting and maintenance of a hearing instrument. People with hearing loss deserve choices that allow them to find the solution that best meets their individual needs. We believe this is best accomplished through a personal relationship with a licensed professional.

Based on this, ReSound will only supply hearing instruments to authorized retailers that provide face-to-face fitting, counseling and maintenance as part of their hearing instrument package.

PRODUCT WARRANTY STATEMENT CONCERNING HEARING INSTRUMENTS PURCHASED ONLINE

ReSound product warranties are offered only in connection with sales through authorized retailers. Sales via direct mail or the internet (including such sites as eBay) which do not include face-to-face fittings, will not be recognized by ReSound, and as a result, any product warranties originally associated with such products shall be void.

Each product warranty is provided only for the benefit of the patient originally assigned to the serialized unit. Product warranties are not transferable.

Any product sent to ReSound for service or repair that has not been obtained by the patient via an authorized distribution channel (as determined by ReSound at its sole discretion) will be confiscated or returned to the patient unrepaired.

GO TO CONTENTS LIST

SUMMARY

SERVICES AND WARRANTIES

STANDARD WARRANTIES

	Repair / Loss & Damage / Remake	
All ReSound Verso™ 9, ReSound Alera® 9 and ReSound Live® TS 9 *(custom only)* hearing instruments	3/3/1	years
All ReSound Verso™ 7 and ReSound Alera® 7 hearing instruments	2/2/1	years
All ReSound Vea® 3 and 2, ReSound Alera® 5, ReSound Live® 5, dot[2] by ReSound® 10, ReSound Essence® and ReSound Sparx® hearing instruments	1/1/1	years
ReSound Unite® accessories	1/1/–	years

ReSound encased earmold receiver warranty .... Receiver has the same warranty as the related hearing instrument

ReSound earmold/micro-mold warranty .... 6 months

EXTENDED COVERAGE (ALL HEARING INSTRUMENTS) *(up to 5 years)*

One additional year *(repair, and loss and damage)* $110
Two additional years *(repair, and loss and damage)* 190

LOSS & DAMAGE COVERAGE DEDUCTIBLE

All hearing instruments *(limited to one claim per instrument)* $195
ReSound Unite® accessories *(limited to one claim per unit)* 85

OUT-OF-WARRANTY REPAIR

Any instrument less than 60 months old *(with 12-month warranty)* .. $150
Any instrument 60 months or older *(with 6-month warranty)* 250
Any discontinued instrument 60 months or older requiring amplifier replacement *(with 6-month warranty)* 350
Any ReSound Unite® accessory *(with 6-month warranty)* 85
ReSound encased earmold receiver (with 6-month warranty) 55

REMAKE (CUSTOM HEARING INSTRUMENTS)

During initial 12-month warranty period .... *No charge*
Any instrument 13–60 months old *(with 12-month warranty)* $150
Any instrument 60 months or older *(with 6-month warranty)* 350

WARRANTY REGISTRATION

Start date adjustable to actual, certified patient fit date for up to one year.

EXPEDITED SERVICE

New custom orders with expedited service *(per ITE order)* .... $ 60
Repair expedited service *(per order)* 45

SHIPPING AND HANDLING

Hearing instruments/ReSound Unite accessories *(per order)*
- FedEx Standard Overnight (default)...................... $18.95
- FedEx Priority Overnight 24.95
- FedEx Second Day 15.95
- FedEx Ground.................................... 12.95

Parts and supplies *(shipped separately from hearing instrument order)*
- FedEx Standard Overnight (default)....................... 9.95
- FedEx Ground...................................... 6.95

Batteries—FedEx Ground 12.95
Earmolds and micro-molds *(when shipped separately)* ...... *No charge*
Some orders may require additional charges.

TERMS

PAYMENT

Invoice due date *(each order invoiced separately)*............... Cycle 30
Past due charges................ 1.5%/month
Credit cards accepted: VISA, MasterCard, American Express and Discover

CREDIT

Initial orders are accepted after credit application is approved. If assigned credit limit is exceeded or account is past due, all products will be shipped either C.O.D. *($15 service fee)* or cash in advance.

RETURN FOR CREDIT

All products may be returned within 90 days from date of invoice *(RFC form required)*. Restrictions may apply. Damaged units or units returned beyond 90 days may be subject to additional charges.

ReSound Verso, ReSound Vea, ReSound Unite, ReSound Alera, ReSound Live, dot[2] by ReSound, ReSound Essence, ReSound Sparx, ReSound ReStore, Aventa and TruFit are trademarks of ReSound.

ReSound and rediscover hearing are registered trademarks of The GN ReSound Group.

© 2012 The GN ReSound Group, all rights reserved.

Invisible-in-the-canal (IIC)

ReSound North America
8001 Bloomington Freeway
Bloomington, MN 55420
1-800-248-4327

customerexperience@gnresound.com

gnresound.com

ReSound
rediscover hearing

MK602813 Rev.C 2012.12

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Exhibit “C”

Additional Terms and Conditions

Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the body of this Agreement.

1. Network Exclusivity. Company agrees that during the term of this Agreement, it will purchase hearing instruments exclusively from GN ReSound and that it will make available to Network Members through its private label network only hearing instruments sold by GN ReSound.

2. Private Label Network. During such period as GN ReSound maintains private label programs for its large resellers, GN ReSound will permit Network Members (defined below) to purchase private label products made available to Company hereunder in accordance with the term of this Agreement and extend payment terms to and collect payment from said network members in accordance with GN ReSound’s regular business practices. Company shall set the price for at which each Network Member may purchase GN ReSound products (the “Member Price”), provided that the Member Price for each product shall at all times and in all cases be greater or equal to the price at which the Company may purchase the same product hereunder. Company shall inform in writing GN ReSound of the Member Price for any Network Member and such change shall only be effective 10 business days after GN ReSound receives written notice of such change. For each product purchased by a Network Member, GN Resound will pay Company a rebate equal to the amount by which the applicable Member Price actually collected by GN ReSound for such product sale exceeds the price payable by Company for such product hereunder. Agreements between GN ReSound and Company Network Members shall be arms-length arrangements and GN ReSound shall not have the right to offset rebate payments against any payments that are past due and uncollectible from Network Members. GN ReSound will settle the aggregate rebate owed hereunder on a monthly basis; provided that the Company agrees that GN ReSound may apply any rebates payable to Company to any past due amount owed by MFHC under the MFHC Agreement (and to any past due owed by Company according to GN ReSound’s terms under Section 1.4 of this Agreement).

3. Notwithstanding the restrictions set forth in Section 1.3 of the Agreement, and during such period as GN ReSound maintains private label programs for its large resellers, Company may resell private label products, manufactured by GN ReSound specifically for Company and purchased by Company from GN ReSound, to other hearing aid dispensing retail or independent distribution entities listed on Exhibit D from time to time (“Network Members”) which contract with Company to supply its private label products (purchased from GN ReSound). The Company may modify Exhibit D by providing thirty days written notice to GN ReSound to remove entities from the list of Network Member (in Company’s sole discretion) or to add new Network Members, subject to the approval of GN ReSound; and said approval will not be unreasonably withheld or delayed; provided that said approval shall not violate any federal anti-trust laws. Notwithstanding the foregoing, Company may not add MFHC as a Network Member and shall not resell its products to MFHC.

4. GN ReSound warrants that it is not currently considering termination of its private label program.

Exhibit "D"
Authorized Private Label Purchasers List

INNERSCOPE ADVERTISING AGENCY, INC.

Intela-Hear Network Members to be identified from time to time

CHI1 1970227 D-1